                                                                    Exhibit 99.1


                             LETTER OF TRANSMITTAL

                       NUEVO GRUPO IUSACELL, S.A. DE C.V.

OFFER TO EXCHANGE ALL OUTSTANDING 14-1/4% SENIOR NOTES DUE 2006
                              (THE "OLD NOTES")FOR
       14-1/4% SENIOR NOTES DUE 2006, WHICH HAVE BEEN REGISTERED UNDER THE
                  SECURITIES ACT OF 1933 (THE "EXCHANGE NOTES")


THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [ ], 2000 OR
  SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED BY THE COMPANY (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO
                              THE EXPIRATION DATE.

                    To: THE BANK OF NEW YORK, Exchange Agent


           By Hand or Overnight              By Registered or Certified Mail:

         THE BANK OF NEW YORK                   THE BANK OF NEW YORK
         101 Barclay Street                     101 Barclay Street
         New York, New York 10286               New York, New York 10286
         Attn:                                  Attn:


                                  By Facsimile

                                _______________

                              Confirm by Telephone:

                                 _______________


Delivery of this Letter of Transmittal to an address other than as set forth above or trasmittion of instructions via facsimile other than as set forth above does not constitute a valid delivery.

Please read this entire Letter of Transmittal carefully before completing any box below.

List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate schedule affixed hereto.

------------------------------------------------------------------------------------------------------------

                     DESCRIPTION OF OLD NOTES                              1              2                3
------------------------------------------------------------------------------------------------------------
                                                                                                   Principal
                                                                                                   Amount of
                                                                                    Principal      Old Notes
          Name(s) and Address(es) of Registered Holder(s)            Certificate    Amount of      Tendered
                    (Please fill in, if blank)                       Number(s)*     Old Note(s)   (if less than
                                                                                                   all)**
------------------------------------------------------------------------------------------------------------

                                                                     ---------------------------------------

                                                                     ---------------------------------------

                                                                     ---------------------------------------

                                                                     ---------------------------------------
                                                                     Total
------------------------------------------------------------------------------------------------------------

*Need not be completed if Old Notes are being tendered by book-entry transfer.

**Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column
2. See instruction 2. Old Notes tendered hereby must be in denominations of $1,000 and any integral multiple thereof. See Instruction 1.

The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated [____], 2000 (the "Prospectus"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange up to U.S. $350,000,000 aggregate principal amount of its Exchange Notes, for a like principal amount of the Old Notes.

The undersigned has completed the appropriate boxes above and below and signed this Letter to indicate the action the undersigned desire to take with respect to the Exchange Offer.

This Letter is to be used either if certificates or Old Notes are to be forwarded herewith or, if delivery of Old Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent the Depository Trust Company (the "Book-Entry Facility"), pursuant to procedures set forth in "The Exchange Offer -- Procedures for Tendering" and "The Exchange Offer -- Book-Entry Transfer" in the Prospectus. Delivery of this Letter and any other required documents should be made to the Exchange Agent. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 1.

|_| CHECK HERE IF OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution________________________

         Account Number ______________________________________
         Transaction Code Number______________________________



|_| CHECK HERE IF OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

         Name(s) of Registered Holder(s)

         Name of Eligible Institution that Guaranteed Delivery

         If Delivered by Book-Entry Transfer:

         Account Number ______________________________________
         Transaction Code Number______________________________

|_| CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:____________________________________________________

Address:_________________________________________________

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY



Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, tittle and interest in and such Old Notes as are being tendered hereby.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby.

The undersigned also acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties that the Exchange Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act") or (ii) any broker-dealer that purchases Notes from the Company to resell pursuant to Rule 144A under the Securities Act ("Rule 144A") or any other available exemption) without compliance with the registration and prospectus delivery provisions of the Securities Act provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes. The undersigned acknowledges that any holder of Old Notes using the Exchange Offer to participate in a distribution of the Exchange Notes (i) cannot rely on the position of the staff of the SEC enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available May 13, 1988) or similar interests and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction.

The undersigned represents that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such holder's business (ii) such holder has no arrangements with any person to participate in the distribution of such Exchange Notes, and (iii) such holder is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or, if such holder is an affiliate, that such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the undersigned is a broker-dealer, the undersigned additionally represents that the Old Notes to be exchanged were acquired for its own account as a result of market-making activities or other trading activities.

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act

All authority conferred or agreed to be conferred in this letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this letter.

The undersigned understands that tenders of the Old Notes pursuant to any one of the procedures described under "The Exchange Offer - Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer.

The undersigned recognizes that, under certain circumstances set forth in the Prospectus under "The Exchange Offer - Conditions," the Company may not be required to accept for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

Unless otherwise indicated herein, the box entitled "Special Issuance Instructions" below, please issue the Exchange Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

THE BOOK-ENTRY TRANSFER FACILITY, AS THE HOLDER OF RECORD OF CERTAIN OLD NOTES, HAS GRANTED AUTHORITY TO BOOK-ENTRY TRANSFER FACILITY PARTICIPANTS WHOSE NAMES APPEAR ON A SECURITY POSITION LISTING WITH RESPECT TO SUCH OLD NOTES AS OF THE DATE OF TENDER OF SUCH OLD NOTES TO EXECUTE AND DELIVER THE LETTER OF TRANSMITTAL AS IF THEY WERE THE HOLDERS OF RECORD. ACCORDINGLY, FOR PURPOSES OF THIS LETTER OF TRANSMITTAL, THE TERM "HOLDER" SHALL BE DEEMED TO INCLUDE SUCH BOOK-ENTRY TRANSFER FACILITY PARTICIPANTS.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER AND DELIVERING SUCH NOTES AND THIS LETTER TO THE EXCHANGE AGENT, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (See Instructions 3 and 4)

To be completed ONLY if certificates for Exchange Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue: Exchange Notes and/or Old Notes to:

Name(s)___________________________________________
                  (Please Type or Print)

__________________________________________________
                  (Please Type or Print)

Address___________________________________________

__________________________________________________
                  (Zip Code)

                   (Complete Accompanying Substitute Form W-9)


|_| Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set below

               __________________________________________________
                         (Book-Entry Transfer Facility)
                         (Account Number, if applicable)


                       SPECIAL DELIVERY INSTRUCTIONS (See
                              Instructions 3 and 4)

To be completed ONLY if certificates for Exchange Notes are to be issued in the name of and sent to someone other than the person or person(s) whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of Old Notes" on this Letter above.

Mail: Exchange Notes and/or Old Notes to:

Name(s)___________________________________________
                  (Please Type or Print)

__________________________________________________
                  (Please Type or Print)

Address___________________________________________

__________________________________________________
                  (Zip Code)


________________________________________________________________________________
IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATE(S) FOR OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                   (Complete Accompanying Substitute Form W-9)

     x _________________________________________________  _____________________

     x _________________________________________________  _____________________
       Signature(s) of Owner(s)/ or Authorized Signatory     Date

               Area Code and Telephone Number___________________________________

If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title.
See Instruction 3.

                  Name(s)

                  ____________________________________________
                             (Please Type or Print)


                  Capacity:___________________________________

                  Address:____________________________________

                  ____________________________________________
                               (Include Zip Code)

                              SIGNATURE GUARANTEE
                         (If required by Instruction 3)

                  Signature(s) Guaranteed by
                  an Eligible Institution:_____________________

                  ____________________________________________
                                     (Title)

                  ____________________________________________
                                 (Name and Firm)

                  Dated:______________________________________

                                  INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1.       Delivery of this Letter and Old Notes; Guaranteed Delivery Procedures.

         Except as set forth below, a holder of Old Notes who wishes to tender Old Notes for exchange pursuant to the Exchange Offer must submit a properly completed and duly executed copy of this Letter, including all other documents required by this Letter to the Exchange Agent at one of the addresses set forth above under "Exchange Agent" on or prior to the Expiration Date. In addition, either (i) certificates for such Old Notes must be received by the Exchange Agent along with this Letter, or
         (ii) a timely confirmation of a book-entry transfer (a "Book-Entry Confirmation") of such Old Notes, if such procedure is available, into the Exchange Agent's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedure for book-entry transfer described below, must be received by the Exchange Agent prior to the Expiration Date, or (iii) the holder of Old Notes must comply with the guaranteed delivery procedures described below.

         The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is recommended that registered mail properly insured, with return receipt requested by used. In all cases, sufficient time should be allowed to permit timely delivery.

         If a holder desires to tender Old Notes and such holder's Old Notes are not immediately available or time will not permit such holder's Letter of Transmittal, Old Notes (or a confirmation of book-entry transfer of Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility) or other required documents to reach the Exchange Agent on or before the Expiration Date, such holder's tender may be effected if:

(a) such tender is made by or through an Eligible Institution (as defined below);

(b) on or prior to the Expiration Date, the Exchange Agent has received a telegram, facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or letter or such Eligible Institution setting forth the name and address of the holder of such Old Notes and the principal amount of Old Notes tendered and stating that the tender is being made thereby and guaranteeing that, within three business days after the Expiration Date, a duly executed Letter of Transmittal or facsimile thereof, together with the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility), and any other documents required by this Letter and the instructions hereto, will be deposited by such Eligible Institution with the Exchange Agent; and

(c) this Letter, or a facsimile hereof, and Old Notes in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility) and all other required by the Exchange Agent within three business days after the Expiration Date.

         See "The Exchange Offer -- Procedures for Tendering," "The Exchange Offer -- Book-Entry Transfer," and "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus.

2.       Withdrawals.

         Any holder who has tendered Old Notes may withdraw the tender by delivering written notices or withdrawal (which may be sent by telegram, facsimile (receipt confirmed by the telephone and an original delivered by guaranteed overnight courier)) to the Exchange Agent prior to the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal sent by telegram, facsimile transmissions (receipt confirmed by telephone) or letter must be received by the Exchange Agent prior to the Expiration Date at its address set forth above. Any such notice of withdrawal must specify name of the person having tendered the Old Notes to be withdrawn, identify the Old Notes to be withdrawn (including the amount of such Old Notes), and (where certificates for Old Notes have been transmitted) specify the names in which such Old Notes are registered, if different from that of the withdrawing holder thereof. If certificates for Old Notes have been delivered or otherwise unidentified to the Exchange Agent, then, prior to the release of such certificates the withdrawing holder thereof must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such holder is an Eligible Institution. If Old Notes have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility. See "The Exchange Offer -- Withdrawal Rights" in this Prospectus.

3. Signature on this Letter, Bond Powers and Endorsements; Guarantee of Signatures.

         If this letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

         If any tendered Old Notes are owned of record by two or more joint owners all such owners must sign this Letter.

         If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

         The signatures on this Letter or a notice of withdrawal, as the case may be, must be guaranteed unless the Old Notes surrendered for exchange pursuant thereto are tendered (i) by a registered holder of the Old Notes who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this Letter or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., a clearing agency, an insured credit union, a savings association or by a commercial bank or trust company having an office or correspondent in the United States (collectively, "Eligible Institutions"). If Old Notes are registered in the name of a person other than the signer of this Letter, the Old Notes surrendered for exchange may be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

4.       Special Issuance and Delivery Instructions.

         Tendering holder of Old Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must be indicated. If no such instructions are given, any Exchange Notes will be issued in the name of, and delivered to, the name or address of the person signing this Letter and any Old Notes not accepted for exchange will be returned to the name or address of the person signing this Letter.

5.       Backup Withholding Tax.

         Under the federal income tax laws, payments that may be made by the Company on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter (or a Form W-8 as described below) and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends on the holder's Federal income tax return or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN but has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part 1 of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part 1, the Company (or the Paying Agent under the Indenture governing the Exchange Notes) shall retain 31% of payments made to the tendering holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent or the Company with his or her TIN within sixty (60) days after the date of the Substitute Form W-9, the Company (or the Paying Agent) shall remit such amounts retained during the sixty (60) day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent or the Company with his or her TIN within such sixty (60) day period, the Company (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the TIN is his or her Social Security number. If the Exchange Agent or the Company is not provided with the correct TIN, the holder may also be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to the backup withholding. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. IRS Form W-8 can be obtained from the Exchange Agent.

         Failure to complete the Substitute Form W-9 (or Form W-8) will not, by itself, cause Old Notes to be deemed invalidly tendered, but as discussed above, may require the Company (or the Paying Agent) to withhold 31% of the amount of any payments made on account of the Exchange Notes.

6.       Transfer Taxes.

         The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payments such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter.

7.       Waiver of Conditions.

         The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.       No Conditional Tenders.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by the execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

         Neither the Company nor any person obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

9.       Inadequate Space.

         If the space provided herein is inadequate, the aggregate principal amount of Old Notes being tendered and the certificate number or numbers (if applicable) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter.

10.      Mutilated, Lost, Stolen or Destroyed Old Notes.

         If any certificate has been lost, mutilated, destroyed or stolen, the holder should promptly notify The Bank of New York, as Exchange Agent, at the address indicated above. The holder will then be instructed as to the steps that must be taken to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the Old Notes have been replaced.

11.      Requests for Assistance or Additional Copies.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter may be directed to the Exchange Agent at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

                               (See Instruction 5)

                  PAYOR'S NAME:
                                -----------------------------


                                Part I -- TAXPAYER IDENTIFICATION NUMBER
SUBSTITUTE
Form W-9
Department of the Treasury
Internal Revenue Service

                                ENTER YOUR TAXPAYER IDENTIFICATION NUMBER IN THE            ----------------------
                                APPROPRIATE BOX.  FOR MOST INDIVIDUALS, THIS IS YOUR        Social Security Number
                                SOCIAL SECURITY NUMBER.  IF YOU DO NOT HAVE A NUMBER,
                                SEE HOW TO OBTAIN A "TIN" IN THE ENCLOSED GUIDELINES.
Payor's Request for                                                                                   or
Taxpayer
Identification Number
and Certification
                                NOTE:  IF THE ACCOUNT IS IN MORE THAN ONE NAME, SEE         -----------------------
                                THE CHART ON PAGE 2 OF THE ENCLOSED GUIDELINES TO           Employer Identification
                                DETERMINE WHAT NUMBER TO GIVE                                       Number

--------------------------------------------------------------------------------
               Part II - For Payees Exempt From Backup Withholding
--------------------------------------------------------------------------------
         CERTIFICATION - UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT

(1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding

SIGNATURE                                         DATE
         ------------------------------               -------------------
--------------------------------------------------------------------------------
Certification Guidelines - You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under the penalties or perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payor, 31% of all payments made to me on account of the Exchange Notes shall be retained until I provide a Taxpayer Identification Number to the payor and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31 percent of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.

Signature                                         Date
         ------------------------------               -------------------

Note: Failure to complete and return this form may result in backup withholding of 31% of any payments made to you on account of Exchange Notes.